UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported): December 30, 2014


                                  STEVIA CORP.
             (Exact Name of Registrant as Specified in its Charter)

           Nevada                    000-53781                    98-0537233
(State or Other Jurisdiction        (Commission                 (IRS Employer
      of Incorporation)             File Number)             Identification No.)

            7117 US 31 S
          Indianapolis, IN                                          46227
(Address of Principal Executive Office)                          (Zip Code)

       Registrant's telephone number, including area code: (888) 250-2566

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting  material  pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))
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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

     On December 30, 2014 (the "Closing Date"), Stevia Corp., a Nevada corporation (the "Company") entered into a Securities Purchase Agreement (the "Purchase Agreement") with an accredited investor (the "Purchaser") to raise $1,000,000 (the "Offering") through the sale of an Original Issue Discount Senior Convertible Debenture (the "Debenture"). In connection with the Offering, the Company issued to the Purchaser: (i) the Debenture in the principle amount of $1,250,000 with an original issue discount of twenty percent (20%) and a conversion price of $0.125 per share (the "Debenture") and (ii) warrants to purchase 10,000,000 shares of the Company's common stock at an exercise price of $0.12 with a term of 7 years (the "Warrants"). The Debenture matures 18 months from the Closing Date, with monthly payments beginning 6 months from the Closing Date. The Debenture and Warrants each includes certain anti-dilution protections and the Debenture includes protections against decreases in the trading price of the Company's common stock. The Warrants are exercisable beginning six months from the Closing Date. The Purchase Agreement includes certain restrictions on and a right of first refusal for future financings by the Company. The Company intends to use the net proceeds from this offering for general working capital purposes.

     Garden State Securities, Inc. (the "Placement Agent") served as the placement agent of the Company for the Offering. In consideration for services rendered as the Placement Agent, the Company agreed to: (i) pay to the Placement Agent cash commissions equal to $60,000, or 6.0% of the gross proceeds received in the Offering, and (ii) issue to the Placement Agent, or its designee, a Warrant to purchase up to 600,000 shares of the Company's common stock (representing 6% of the securities issued in the Offering) on the same terms as the Warrants (the "Agent Warrants").

     The foregoing descriptions of the Purchase Agreement, Debenture, Warrants and Agent Warrants do not purport to be complete and are qualified in their entireties by reference to the full text of the Purchase Agreement, form of Debenture and form of Warrant, which are filed as Exhibit 10.1, Exhibit 10.2, and Exhibit 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

SECTION 3 - SECURITIES AND TRADING MARKETS

ITEM 3.02 UNREGISTERED SALES OF EQUITY SECURITIES.

     Pursuant to the Offering described in Item 1.01 of this Current Report on Form 8-K, which description is incorporated into this Item 3.02 by reference, on December 30, 2014, the Company closed the Offering to an "accredited investor" as such term is defined in the Securities Act in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act of 1933, as amended (the "Securities Act") and corresponding provisions of state securities laws.

     The information set forth in Item 1.01 above regarding the Agent Warrants is hereby incorporated by reference into this Item 3.02 by reference. The Agent Warrants (including the shares of the Company's common stock underlying the Agent Warrants) were offered and sold to the Placement Agent in reliance on the exemption from registration afforded by Section 4(2) and Regulation D (Rule 506) under the Securities Act and corresponding provisions of state securities laws.

     The information set forth in Item 5.02 below regarding the restricted stock issued to a director of the Company is hereby incorporated into this Item 3.02 by reference. Such restricted stock offered and sold in reliance on the

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exemption from registration afforded by Section 4(2) and Regulation D (Rule 506)
under the Securities Act and corresponding provisions of state securities laws.

SECTION 5 - CORPORATE GOVERNANCE AND MANAGEMENT

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF
          DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS

RESIGNATION OF DIRECTOR

     The Company has received the resignation of Pablo Erat as a member of the Company's Board of Directors, effective January 1, 2015.

APPOINTMENT OF DIRECTOR

     The Company's Board of Directors has appointed Jerry W. Smartt Jr., M.D. as a member of the Company's Board of Directors effective January 1, 2015,, to fill the vacancy resulting from the resignation of Pablo Erat. There is no arrangement or understanding pursuant to which Dr. Smartt was appointed as a member of the Company's Board of Directors. Dr. Smartt has no family relationships with any other executive officers or directors of the Company, or persons nominated or chosen by the Company to become directors or executive officers. Except as set forth herein, the Company is not aware of any transaction requiring disclosure under Item 404(a) of Regulation S-K.

PROFESSIONAL HISTORY OF JERRY W. SMARTT JR., M.D.

     Since 2004, Dr. Smartt established Smartt Neurology, PC in Indianapolis, Indiana to provide private practice neurology services. Since 2005, Dr. Smartt also provides contracted services through Smartt Services, LLC to Atterbury Job Corps Center in Edinburgh, Indiana to provide Wellness Center services. Since 2010, Dr. Smartt also serves the Indiana Family and Social Services Administration as the physician contractor to perform medical chart review and evaluation of disability for the Indiana Disability Determination Bureau. Dr. Smartt also serves as Volunteer Clinical Assistant Professor of Neurology for Indiana University School of Medicine and Attending Staff Physician of Neurology for Indianapolis VA Medical Center. Dr. Smartt completed his Residency of Neurology from 2001 - 2004 at the Indiana University School of Medicine. Dr. Smartt received his Bachelors of Art from DePauw University in 1996 and his Doctor of Medicine from Indiana University School of Medicine in 2000. Dr. Smartt's familiarity with the medical applications of various plant extracts and compounds that the Company intends to commercialize will be of great value to our Board of Directors.

STOCK GRANT

     Effective as of January 1, 2015, the Company will issue 1,500,000 shares of restricted common stock of the Company to Dr. Smartt, as a newly appointed member of our Board of Directors, as compensation for future services. These shares shall vest with respect to 750,000 shares on each of the first two anniversaries of the date of grant, subject to the director's continuous service to the Company and will be governed by the Company's standard form of restricted stock award agreement.

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SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits

Exhibit
  No.                              Description
  ---                              -----------

10.1     Securities Purchase Agreement

10.2     Form of Original Issue Discount Senior Convertible Debenture

10.3     Form of Common Stock Purchase Warrant

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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 31, 2014                 STEVIA CORP.


                                        By: /s/ George Blankenbaker
                                           -------------------------------------
                                           George Blankenbaker
                                           President

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